UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 07, 2024

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10624 S. Eastern Ave. Suite A - 638
Henderson, Nevada		89052
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 989-7692

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02 of this Current Report on Form 8-K regarding the Employment Agreements (as defined in Item 5.02, below) is incorporated by reference into this Item 1.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Scott Garrison as Chief Operating Officer and Taylor Monnig as Chief Technology Officer

Effective May 7, 2024, Scott Garrison has been appointed as the new Chief Operating Officer of CleanSpark, inc. (the "Company"). Mr. Garrison, 59 years of age, was previously Senior Vice President of Growth of the Company, a position he has held since November 2020, and has overseen the construction and launching of the Company's data centers. From March 2013 to November 2021, Mr. Garrison served as President of the Integration Center, a company which delivers technology solutions to businesses around the world by bringing industry-leading companies and ideas under one roof. From January 2017 to December 2019, Mr. Garrison served as President of Global Lighting Supply, a provider of internationally sourced decorative and architectural lighting for hospitality, residential, corporate and commercial environments. Mr. Garrison holds a Class A Certification from PGA of America.

Effective May 7, 2024, Taylor Monnig has been appointed as the new Chief Technology Officer of the Company. Mr. Monnig, 31 years of age, was previously Senior Vice President of Mining Technology of the Company, a position he has held since August 2022, and has overseen the development of the Company's miner performance. From April 2018 to August 2022, Mr. Monnig served as Founder and Chief Operating Officer of TMGcore, a provider of high-performance computing solutions and manufacturer of commercial-grade hardware, specializing in liquid immersion cooling technology. Mr. Monnig holds a Bachelor of Arts degree in Mass Communication and Media Studies from Arizona State University.

Effective May 7, 2024, the Company entered into employment agreements with each of Mr. Garrison (the "Garrison Employment Agreement") and Mr. Monnig (the "Monnig Employment Agreement" and, together with the Garrison Employment Agreement, the "Employment Agreements"). Each Employment Agreement provides for an annual base salary of $335,000 payable according to the Company's normal payroll practices, which amount will be reviewed annually and is subject to adjustment by the Compensation Committee of the Company's Board of Directors. In addition, each of Mr. Garrison and Mr. Monnig (collectively referred to herein as the "Executive Officers") will be entitled to receive (i) an annual discretionary cash bonus equal to 100% of his base salary, paid at the sole discretion of the Company's Compensation Committee on advice from the Company's Chief Executive Officer, and (ii) 100,000 restricted stock units, which will vest in three equal amounts, with one-third vesting on September 30, 2024, and one-third vesting on each of the next two anniversaries of such initial vesting date.

Each Employment Agreement can be terminated (i) with cause by the Company, (ii) by such Executive Officer for any reason upon 30 days advance prior written notice, or (iii) by the Company for any reason (other than for cause) upon 30 days advanced prior written notice.

Furthermore, each Executive Officer, (i) upon termination by the Company for cause or such Executive Officer’s resignation without good reason, shall be entitled to receive the accrued and unpaid portion of his base salary, any reimbursement for business travel and other expenses to which he is entitled under the Employment Agreement and such employee benefits (including equity compensation), if any, to which such Executive Officer may be entitled under the Company’s employee benefit plans as of the date of such Executive Officer’s termination; and (ii) upon termination by the Company without cause or such Executive Officer’s resignation for good reason, (x) upon signing and returning an effective release of claims, shall be entitled to receive severance equal to the sum of one-half plus an additional one-twelfth for each annual period, rounded up, of employment by such Executive Officer at the Company, multiplied by such Executive Officer’s base salary for the year in which the date of such Executive Officer’s termination occurs, which shall be paid within 10 business days following the date of such Executive Officer’s termination, (y) monthly COBRA reimbursement for such Executive Officer and his dependents until the earliest of (A) the twelve-month anniversary of the date of such Executive Officer’s termination, (B) the date such Executive Officer is no longer eligible to receive COBRA continuation coverage and (C) the date on which such Executive Officer becomes eligible to receive substantially similar coverage from another employer or other source and (z) the treatment of any outstanding equity awards shall be determined in accordance with the terms of the Company’s 2017 Incentive Plan, as amended, and such Executive Officer’s applicable award agreements.

The foregoing description of the Employment Agreements does not purport to be complete, and is qualified in its entirety by reference to the complete text of such Employment Agreements, copies of which are filed herewith as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

There is no arrangement or understanding between either Executive Officer and any other person pursuant to which such Executive Officer was appointed as Chief Operating Officer or Chief Technology Officer, as applicable. There are no family relationships between either Executive Officer and any of the Company’s directors, executive officers or persons nominated or chosen by the

Company to become a director or executive officer. Neither of the Executive Officers is a participant in, nor is either Executive Officer to be a participant in, any related-person transaction or proposed related-person transaction required to be disclosed by Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in connection with these appointments.

Item 7.01 Regulation FD Disclosure.

On May 8, 2024, the Company issued a press release announcing the appointment of Mr. Garrison as Chief Operating Officer and of Mr. Monnig as Chief Technology Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is being incorporated herein by reference.

This Current Report on Form 8-K, including Exhibit 99.1 attached hereto, contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Agreement by and between CleanSpark, Inc. and Scott Garrison, dated May 7, 2024.
10.2	Employment Agreement by and between CleanSpark, Inc. and Taylor Monnig, dated May 7, 2024.
99.1	Press Release, dated May 8, 2024 (furnished herewith)
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the lnline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Date:	May 8, 2024	By:	/s/ Zachary Bradford
Name: Zachary Bradford Title: Chief Executive Officer